EXHIBIT 10

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

Dated: July 30, 2014

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

NA LAI CHIU

/s/ Na Lai Chiu

VALUETRUE INVESTMENTS LIMITED

By:	/s/ Na Lai Chiu
Name:	Na Lai Chiu
Title:	Director

SHING YUNG MA

/s/ Shing Yung Ma

GROW GRAND LIMITED

By:	/s/ Shing Yung Ma
Name:	Shing Yung Ma
Title:	Director

[SIGNATURE PAGE TO JOINT FILING AGREEMENT]

XIAOGANG WANG

/s/ Xiaogang Wang

WIN SEASONS HOLDINGS LIMITED

By:	/s/ Xiaogang Wang
Name:	Xiaogang Wang
Title:	Director

[SIGNATURE PAGE TO JOINT FILING AGREEMENT]

MING XIA FU

/s/ Ming Xia Fu

HONEYCOMB ASSETS MANAGEMENT LIMITED

By:	/s/ Ming Xia Fu
Name:	Ming Xia Fu
Title:	Director

[SIGNATURE PAGE TO JOINT FILING AGREEMENT]

WEI MIN XIA

/s/ Wei Min Xia

LIMEWATER LIMITED

By:	/s/ Wei Min Xia
Name:	Wei Min Xia
Title:	Director

[SIGNATURE PAGE TO JOINT FILING AGREEMENT]

KIN IP LAW

/s/ Kin Ip Law

NATURAL ETERNITY LIMITED

By:	/s/ Kin Ip Law
Name:	Kin Ip Law
Title:	Director

[SIGNATURE PAGE TO JOINT FILING AGREEMENT]

MING HO LUI

/s/ Ming Ho Lui

[SIGNATURE PAGE TO JOINT FILING AGREEMENT]